Exhibit 99.1

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer February 2025

2 February 2025 Forward - Looking Statements and Disclaimer This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines, including our Phase 3 denifanstat program ; that unfavorable new clinical trial data may emerge in other clinical trials of denifanstat, including Phase 3 clinical trials ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 February 2025 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market George Kemble Executive Chairman >20 years of experience in R&D in biotech and pharma Responsible for R&D of FluMist , first innovation in flu vaccines in 60+ years Eduardo Martins CMO >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek General Counsel >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech Rob D’Urso Senior Vice President of New Products >20 years of US and global leadership experience in dermatology

Sagimet at a Glance

Unique MOA: FASN Inhibition

- Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved disease states
- Clinical data demonstrates denifanstat's proof of concept across multiple disease states
- We believe denifanstat is highly differentiated as the only fat synthesis inhibitor currently in development

Phase 3 MASH program

- Denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis
- Successful outcome of Phase 2b trial; met both primary endpoints with significant reduction in fibrosis
- FDA Breakthrough Therapy designation granted for treatment of non-cirrhotic MASH (F2-F3 fibrosis)
- Phase 3 program initiated with sites activated & patients pre-screened in 4Q2024, FPI anticipated 1Q2025

Strategic Collaboration with Ascletis in Acne & Cancer

- Acne Phase 3 trial enrollment completed in Nov 2024; topline results expected in 2Q2025
- GBM Phase 3 trial in progress

Denifanstat IP Portfolio

- Method of use patent expires 2036; composition of matter patent expires 2032
- Opportunities to lengthen one patent's life for up to 5 years via Patent Term Extension (US) or SPC (Europe)

Near-Term Milestones & Cash Position

- Nasdaq: SGMT; $170.0M cash, cash equivalents and marketable securities as of 9/30/2024, expected to fund current operations through 2025
- Currently evaluating financing options to complete clinical development programs across indications

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Development Pipeline: Indications and Clinical Milestones

Therapeutic Area	Indication	Stage of Development: Preclinical	Phase 1	Phase 2	Phase 3	Expected Milestone / Status
Metabolic Disease	MASH F2/F3 population	Denifanstat				Phase 2b positive topline data announced 1Q2024; Pivotal Phase 3 program initiated 4Q2024, FPI anticipated 1Q2025; FDA Breakthrough Therapy designation
		Denifanstat				Phase 1 hepatic impairment results reported 1Q 2024
Dermatology	Acne	TVB-3567				IND to enable Phase 1 FIH filed in 1Q2025
		Denifanstat (ASC40)				Phase 3 clinical study enrollment completed in Nov 2024; topline results expected in 2Q2025
Oncology	Solid tumors	TVB-3567				Identifying FASN-dependent tumor types for potential FASN inhibitor development
		Denifanstat				
	Recurrent glioblastoma (GBM)	Denifanstat (ASC40)				Phase 3 enrollment of 120 patients achieved in 3Q2023*

* Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China

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6 February 2025 MASH: A Burgeoning Epidemic 1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036 . Note: MASH, or metabolic dysfunction - associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis Disease challenges Estimated Patients in 20 30 1 United States 100.9 million Hepatocellular carcinoma Cirrhosis F4 25 thousand annual cases among MASLD population 3.5 million compensated and decompensated 27.0 million 10.6 million MASH • Complex disease with h eterogeneous patient population • Significant opportunity for differentiated MOA MASLD Metabolic Dysfunction - Associated Liver Disease MASH Metabolic Dysfunction - Associated Steatohepatitis MASH mod - adv F ibrosis F2 - F3

7 February 2025 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

8 February 2025 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Primary human stellate cell assay Denifanstat directly inhibits fibrogenic activity Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. FASNi directly inhibits fibrosis published in O'Farrell et al.,2022. Scientific Reports. 12:15661 DNL: de novo lipogenesis vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

Treatment Goals for MASH Across Fibrosis Staging



MASH STAGING
F1
F2
F3
F4 (Compensated)
Risk Staging based on:
• Fat
• Inflammation
• Fibrosis
• Liver & CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives
Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight
Resolve Steatohepatitis
Prevent Fibrosis Progression / Induce Fibrosis Regression
Prevent Progression to Cirrhosis
Prevent Decompensation
Primary Therapeutic Interventions (based on Primary Objectives)
Metabolic & Obesity Drugs*
Metabolic* & Anti-Fibrotic Drugs
Potent Anti-Fibrotic Drugs

Kusi et al. Endocrine Practice 28 (2022) 528-562. Rinella et al. Hepatology. 2023 May 01; 77(5): 1797–1835. Tacke et al. Journal of Hepatology, July 2024. vol. - 4 | 1–51

*Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, until clinical data support use in MASH

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MASH Clinical Development Program

FASCINATE-2: Biopsy Trial Design Focused on Histological Endpoints

FASCINATE-2 Phase 2b trial design


Screening
Denifanstat (50 mg)
Placebo
Study Weeks
0
26
52
Baseline
Interim
Final
MRI-PDFF
Biomarkers
Biopsy
MRI-PDFF
Biomarkers
MRI-PDFF
Biomarkers
Biopsy

- Biopsy confirmed F2-F3 MASH patients
- 52 weeks, 2:1 randomization to 50mg or placebo, double-blind
- Single pathology reader: Dr. Pierre Bedossa
- AI digital pathology: HistoIndex

Primary endpoints

- NAS ≥2 points improvement w/o worsening of fibrosis
- MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis

Selected secondary endpoints

- Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy
- Digital AI pathology
- MRI-PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders)

AI: Artificial Intelligence, MRI-PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score.

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12 February 2025 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Denifanstat , n=81 Placebo, n=45 Parameter 56.1 (+/ - 10.8) 59.6 (+/ - 10.9) Age , years 48 (59%) 27 (60%) Sex , female 73 (90%) 41 (91%) Race , White 27 (33%) 15 (33%) Ethnicity , Hispanic or Latino 34.6 (+/ - 6.1) 36.5 (+/ - 6.7) BMI , kg/m 2 55 (68%) 27 (60%) Type 2 diabetes 57 (+/ - 29) 67 (+/ - 33) ALT (alanine aminotransferase) U/L 48 (+/ - 29) 52 (+/ - 27) AST (aspartate aminotransferase) U/L 16.6 (+/ - 7.1) 19.0 (+/ - 7.0) Liver Fat Content (MRI - PDFF) , % 63 (78%) 34 (76%) Baseline liver biopsy NAS ≥ 5 34 (42%) / 47 (58%) 22 (49%) / 23 (51%) Baseline liver biopsy F2/F3 38 (47%) 21 (47%) Statin (at baseline) 12 (15%) 4 (9%) GLP1 - RA (at baseline) 96 ( +/ - 34) 103 ( +/ - 39) LDL , mg/dL 173 ( +/ - 79) 153 ( +/ - 67) Triglycerides , mg/dL 9.6 ( +/ - 0.8) 9.8 ( +/ - 0.8) ELF (Enhanced Liver Fibrosis) Score 0.6 (0.20) 0.6 (0.19) FAST ( Fibroscan AST) Score Modified intent - to - treat population (mITT) includes all patients with paired biopsies. Data are mean (SD) or n (%)

Primary Endpoints: Liver Biopsy

Denifanstat Achieved Statistical Significance at Week 52


NAS ≥ 2 points improvement*
w/o worsening of fibrosis
% Response
16%
38%
p=0.0035
Placebo
n=56
Denifanstat
n=112
ITT population
% Response
20%
52%
p=0.0003
Placebo
n=45
Denifanstat
n=81
mITT population


MASH resolution + NAS ≥ 2 improvement
w/o worsening of fibrosis
% Response
11%
26%
p=0.0173
Placebo
n=56
Denifanstat
n=112
ITT population
% Response
13%
36%
p=0.0044
Placebo
n=45
Denifanstat
n=81
mITT population

Cochran-Mantel-Haenszel Test – two sided at the 0.05 significance level. * ≥1-point improvement in ballooning or inflammation.

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14 February 2025 Secondary Endpoints: Liver Fibrosis and MASH Resolution Cochran - Mantel - Haenszel Test – Two sided at the 0.05 significance level Denifanstat Achieved Statistical Significance at Week 52 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage & no worsening of MASH at Week 52 p=0.0102 mITT population Resolution of MASH w/o worsening of fibrosis p= 16% 38% Placebo n=45 Denifanstat n=81 % response p=0.0043 mITT population

15 February 2025 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Statistically Significant Improvement of Fibrosis p - value Denifanstat Placebo Subgroup Fibrosis Endpoints 0.040** 30% 14% ITT > 1 stage improvement in fibrosis w/o worsening of MASH 0.0103** 41% 18% mITT 0.0032** 49% 13% F3 0.0065** 20% 2% mITT > 2 stage improvement in fibrosis w/o worsening of MASH 0.0065** 34% 4% F3 0.0386* 5% 11% mITT Progression to cirrhosis (F4)

16 February 2025 Additional Fibrosis Analysis Using AI - based Digital Pathology Supporting Evidence that Denifanstat Significantly Reduced Fibrosis Pre - Treatment Pt A NASH - CRN Fibrosis stage F3 Post - Treatment Pt A NASH - CRN Fibrosis stage F1 Denifanstat 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 *One sided at the 0.05 significance level

Patient Subset on Stable GLP1-RA at Baseline: Liver Biopsy

Denifanstat Improved MASH Resolution and Fibrosis



Resolution of MASH
w/o worsening of fibrosis
42%
p=0.103
% response
0%
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12



Improvement in liver fibrosis ≥ 1 stage
w/o worsening of MASH
42%
p=0.034
% response
0%
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12

Cochran-Mantel-Haenszel Test – One sided at the 0.05 significance level. mITT population GLP patients were on stable dose for 6 months prior to first biopsy

AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat

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18 February 2025 FASCINATE - 2: Safety Denifanstat Was Generally Well - Tolerated • No DILI (drug - induced liver injury) signal and no muscle wasting were detected, and GI (gastrointestinal) effects were comparabl e to placebo • AE of hair thinning stabilized with a 2 - to - 4 week dose pause and then reversed with down titration or study completion • Consistent with other MASH - related medications, only 7% of patients discontinued from the study with hair thinning • In previous clinical studies of denifanstat, 2% of the patients experienced hair thinning at 50mg Total (n=168) Denifanstat 50mg (n=112) Placebo (n=56) Event n (%) 145 (86.3) 99 (88.4) 46 (82.1) Any adverse event (AE) 71 (42.3) 51 (45.5) 20 (35.7) Adverse event related to denifanstat or placebo 16 (9·5) 13 (11.6) 3 (5.4) Serious adverse event 25 (14.9) 22 (19.6) 3 (5.4) TEAE leading to study drug discontinuation Adverse events affecting ≥ 10% of patients 25 (14.9) 19 (17.0) 6 (10.7) COVID - 19 18 (10.7) 10 (8.9) 8 (14.3) Dry eye 23 (13.7) 21 (18.8) 2 (3.6) Hair thinning

Denifanstat Decreased Liver Fat by MRI-PDFF and Reduced FAST Score

Denifanstat Achieved Statistical Significance


MRI-PDFF
≥ 30% Relative Reduction, Week 52
% response
21%
65%
p<0.0001
Placebo
n=38
Denifanstat
n=69

≥30% reduction: Cochran-Mantel-Haenszel Test. Relative reduction: Mixed-effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level.


FAST
Change from Baseline
Week 26
Week 52
Placebo
n=42
Denifanstat
n=76
Placebo
n=40
Denifanstat
n=73
LS mean change
-0.10
p<0.0001
-0.20
-0.10
p<0.0001
-0.30

Mixed-effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population.

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20 February 2025 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.70 - 16.20 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80

21 February 2025 Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0.001 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 Mean change, mg/dL n=27 n=32 - 1.80 - 9.10 - 12.60 - 23.10 Placebo Denifanstat p>0.05 - 1.80 n=27 n=32 p>0.05

22 February 2025 Denifanstat Reduced De Novo Lipogenesis Two sided at the 0.05 significance level , ITT population Tripalmitin • A saturated triglyceride which is a biomarker of DNL inhibition • Reduced by denifanstat as early as week 4 of treatment Next steps • Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat Tripalmitin Change from Baseline Placebo n=52 Denifanstat n=111 Placebo n=51 Denifanstat n=107 - 2.2 LS mean change (ug/mL) - 2.4 - 0.4 - 0.1 P=0.005 Week 4 Week 13 p=0.001 p=0.005

23 February 2025 Mechanism of Action Supports Combination Therapy Opportunity MOA - Mechanism of Action Combination therapy offers: • Denifanstat MOA that is complementary to other MOAs – resmetirom , GLPs • Opportunity for fixed dose combinations with other oral medications Preclinical combination studies ongoing with a variety of other MASH, diabetes, metabolism and obesity molecules Potential improved clinical outcome for patients with combination therapy of denifanstat + fat burners Inflammation Fibrosis Inflammation Tsai et al., EASL 2024, LDL knock - out MASH mice. * p<0.05; ** p<0.01; *** p<0.001 FASNi

Phase 3 Program for Denifanstat in MASH

Multiple sites activated and patients in pre-screening

FASCINATE-3

- 1,260 biopsy confirmed F2-F3 MASH patients
- 52 weeks, double blind, placebo-controlled[1]
- Primary endpoints: liver biopsy assessments at 52 weeks, at which time Sagimet plans to seek accelerated approval in the US and Europe; the trial will continue until the required number of clinical outcomes is reached, estimated at 3.5 years



Screening
Denifanstat (50 mg)[1]
Placebo
Denifanstat (50 mg)[1]
Placebo
Study Weeks
0
Baseline
Biopsy
52
Final
Biopsy
Registration portion
Clinical outcome portion ~3.5 years

FASCINIT

- Up to 2,000 patients with suspected or confirmed diagnosis of MASLD/MASH
- 52 weeks, double blind, placebo controlled
- Primary endpoints: safety and tolerability at 52 weeks
- Secondary endpoints: non-invasive biomarkers



Screening
Denifanstat (50 mg)
Placebo
Study Weeks
0
Baseline
Safety/ tolerability
52
Final
Safety/ tolerability

1 Study to include exploratory arm of ~100 patients on denifanstat 25mg

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Denifanstat Potential in Cirrhotic (F4) Patients

Differentiated Mechanism of Action

- *In vitro* data demonstrates that denifanstat reduces pro-fibrotic signaling in stellate cells, suggesting that denifanstat has the potential to remove fibrotic scar tissue and reestablish the basal extracellular matrix (ECM) scaffold even in cirrhotic (F4) patients[1]
- Hepatocytes continue to be functional, and patients frequently have increased liver fat

Supportive Clinical Data

- PK profiles in cirrhotic (F4) patients in the Phase 1 impaired hepatic function study[3]
- Positive impact on advanced fibrosis in patients in FASCINATE-2[4]

Next Step

- Phase 2b/3 trial in cirrhotic (F4) patients

~20% of Patients Progress to Cirrhosis [2]


MASH
MASH with fibrosis
Histological features of MASH
Steatosis > 5%
Hepatocyte ballooning
Lobular inflammation
Cirrhosis

1 Kamm DR and McCommis KS. doi: 10.1113/JP281061. 2 Sheka AC, et al. doi:10.1001/jama.2020.2298. 3. CLIN-009 data on file. 4. Loomba, et al. doi: 10.1016/S2468-1253(24)00246-2

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26 February 2025 1Yu EL and Schwimmer JB. doi : 10.1002/cld.1027. 2 Softic S and Rohit K. doi : 10.1002/hep.32322. 3 Kleiner DE and Makhlouf HR. doi : 10.1016/j.cld.2015.10.011. Pediatric MASH • T he prevalence rate of childhood MASLD is estimated at 5 - 10% in the general population and 10 - 20% of children with MASLD have advanced fibrosis 1 • P ediatric MASLD has unique and aggressive histological features 2,3 • Drugs approved for adults may not have the same e fficacy in children 2 • Effective therapies are urgently needed in pediatric patients 2 Next steps • Phase 2 trial in pediatric MASH following: • Compilation of safety data across all denifanstat studies in young adults including FASCINATE - 2 • Nonclinical toxicology study in juvenile animals • Engagement with FDA Pediatric MASH Continues to be an Area of Significant Unmet Need

Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes

- MASH is a multi-faceted disease and patients may benefit from being matched with optimal treatments
- Two approaches using blood tests are undergoing further evaluation
  - Drug response: 1-2 months after taking drug, tripalmitin identifies patients responding to drug treatment
  - Potential predictive marker: before taking drug, signature of 6 blood metabolites enriches for responders[1]



Blood test for drug response (e.g. tripalmitin)
denifanstat
On-treatment 1-2 months
denifanstat
Clinical response rate
Blood test for predictive marker
Pre-treatment
denifanstat
Clinical response rate

1Signature has 6 metabolites: ursodeoxycholic acid, DL-2-aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D(-)-2-aminobutyric acid, PC(0-18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%.

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Additional Denifanstat Indications

29 February 2025 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

30 February 2025 DNL Pathway Plays a Critical Role in the Pathogenesis of Acne Sebum is a significant part of acne pathogenesis • Acne is associated with sebum over production by sebocytes in the skin • Sebocytes rely on DNL/FASN to produce >80% of key sebum lipids such as palmitate and sapienic acid FASN is an attractive therapeutic target for acne • Acne clearance is directly associated with reduced sebum production • Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 studies FASN Palmitate Lipid synthesis Sebum production Hair Skin Surface Sebum (oil) Inflammation Sebaceous gland Skin With Acne Skin Without Acne Pimple Sebaceous gland

Acne US Market Overview

Acne market in dermatology is large and highly aligned to a FASN inhibitor TPP value proposition


Blackheads
Whiteheads
Papules & Pustules
Cysts & Nodules
Mild
Severe

5.1 million US acne patients are treated by dermatologists annually (total US acne market is 50 million people)[1 2]

- Acne is the #1 or #2 patient concern in dermatology offices and 65%+ of patients in dermatology offices have private insurance[3]
- Although acne treatments are currently available, dermatologists are open to new therapies (Seysara® Tablets & Winlevi® Cream)
- There is no cure for acne; due to its pathology, most patients require chronic management and multiple courses for flare control annually

Acne patients visiting a dermatologist are highly aligned to our TPP's value proposition and positioning[3]

- 70% of patients presenting to dermatologists have moderate to severe disease[3]
- Approximately 70% of patients have inflammatory lesions, and 16% of patients are post-menopausal women[3]

1 Bickers DR, Lim HW, Margolis D, Weinstock MA, Goodman C, Faulkner E et al. The burden of skin diseases: 2004 a joint project of the American Academy of Dermatology Association and the Society for Investigative Dermatology. Journal of the American Academy of Dermatology 2006;55:490-500
2 American Academy of Dermatology/Milliman. Burden of Skin Disease. 2017. www.aad.org/BSD
3 Sagimet market research conducted in July 2024 among 50 dermatologists, data on file

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32 February 2025 Data Support Mechanism of Action of a FASN Inhibitor in Acne • FASN inhibitor demonstrated a >90% reduction in sebum lipids by day 15 1 • FASN inhibitor maintained the reduced level of sebum lipids through the entire study 1 • FASN inhibitor demonstrated a dose responsive impact on sebum lipids 1 I n multiple Phase 1 trials, FASN inhibitor demonstrated a decrease in DNL sebum lipids 1,2 Phase 1 oncology trial Sebutape ® assessment of cutaneous sebum lipids 1 1 EASL 2017, Duke et al. /https://sagimet.com/wp - content/uploads/2017/05/3VBIO_EASLposter.pdf, Falchook et al. EClinicalMedicine 34 (2021) 100797 Days on therapy (# of subjects) 2 AASLD 2016, Duke et al., https://sagimet.com/wp - content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf

33 February 2025 EFFICACY RESULTS – 12 WEEKS 75 mg n=45 50 mg n=44 25 mg n=45 Placebo n=45 - 48.4% ** - 51.5% ** - 49.5% ** - 34.9% Total lesions^ - 49.4% * - 56.7% ** - 54.7% ** - 36.5% Inflammatory lesions^ - 46.5 - 46.6% - 44.4% - 35.0% Non - inflammatory lesions^ 22.2% 31.8% 31.1% 15.6% IGA (2 - grade improvement) Ascletis Announced Positive Phase 2 Clinical Data in Acne Phase 3 Trial Ongoing * p<0.05. ** p<0.01. ^Lesion data are mean relative reduction from baseline to 12w, n= number in cohort. Ascletis has exclusive rights to denifanstat in Greater China 2 9 Multi - Center, Placebo - Controlled Phase 3 clinical trial of denifanstat (ASC40) in moderate to severe acne initiated by Ascletis in 4Q2023; enrollment completed in Nov 2024 Sagimet completed IND - enabling studies for its second FASN inhibitor TVB - 3567 Denifanstat Phase 2 in acne by Ascletis in China Phase 3 ongoing by Ascletis in China

FASN Is Integral to Tumor Cell Proliferation and Survival

FASN dependence

- Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes
- Strategy ➡ kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes

Foundational Phase 1

- 136 heavily pretreated patients received denifanstat
- Recommended Phase 2 dose defined
- Promising clinical activity consistent with proposed mechanism
  - KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT ($p<0.02$), and 91% KRASM had stable disease



Acetyl-CoA
Malonyl-CoA
Specific oncogenic drivers are FASN-dependent
FASN
Palmitate
Prevents lipid peroxidation and stress induced death
Saturated fatty acids for lipid rafts and membranes
Protein modification and localization/ function
Receptor localization and signaling
pS6
mTOR
PI3K
AKT
KRAS-4A
RTK e.g.MET, VEGFR
Lipid rafts

Dietary fatty acids cannot compensate for de novo synthesized palmitate

KRASM – KRAS mutant. KRASWT- KRAS wild type

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35 February 2025 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types *Brenner et al., 2023; **Wang at al., 2022; ***GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC ( non small cell lung cancer) Phase 3 ongoing In China by Ascletis , denifanstat combination with bevacizumab Positive investigator sponsored Phase 2 results * Phase 3 enrollment of 120 patients achieved in 3Q2023 Status Type Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide Phase 1 results expected 4Q2025 Translational work ongoing Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results** Phase 2 - ready Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor*** Encouraging monotherapy Phase 1 results with denifanstat Phase 2 - ready

Denifanstat: Differentiated MOA with Potential to Treat Multiple Disease States

Unique MOA: FASN Inhibition	• Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved disease states • Clinical data demonstrates denifanstat's proof of concept across multiple disease states • We believe denifanstat is highly differentiated as the only fat synthesis inhibitor currently in development
Phase 3 MASH program	• Denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endpoints with significant reduction in fibrosis • FDA Breakthrough Therapy designation granted for treatment of non-cirrhotic MASH (F2-F3 fibrosis) • Phase 3 program initiated with sites activated & patients pre-screened in 4Q2024, FPI anticipated 1Q2025
Strategic Collaboration with Ascletis in Acne & Cancer	• Acne Phase 3 trial enrollment completed in Nov 2024; topline results expected in 2Q2025 • GBM Phase 3 trial in progress
Denifanstat IP Portfolio	• Method of use patent expires 2036; composition of matter patent expires 2032 • Opportunities to lengthen one patent's life for up to 5 years via Patent Term Extension (US) or SPC (Europe)
Near Term Milestones & Cash Position	• Nasdaq: SGMT; $170.0M cash, cash equivalents and marketable securities as of 9/30/2024, expected to fund current operations through 2025 • Currently evaluating financing options to complete clinical development programs across indications

SAGIMET BIOSCIENCES
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